Other assets	12 Months Ended
Dec. 31, 2024
Other Assets1 [Abstract]
Other assets	Other assets

	2024	2023
	$	$

Reclamation deposits	54,375	50,934
Prepaid withholding tax	14,473	—
Restricted cash	5,054	5,259
Loan to associate	—	5,763
Other	62	1,679
	73,964	63,635

Reclamation deposits include amounts for the Fekola Mine of $22 million (2023 - $21 million), for the Otjikoto Mine of $18 million (2023 – $14 million), for the Goose Project of $11 million (2023 - $12 million) and for the Masbate Mine of $4 million (2023 - $4 million).
During the year ended December 31, 2024, the Company advanced $2 million (2023 - $2 million) to its associate BeMetals. Also during the year ended December 31, 2024, the Company recorded an expected credit loss of $7 million (2023 - $2 million) on its loan to its associate.